INVESTOR PRESENTATION January 2021

Forward-looking Statements & Non-GAAP Financial Information 2 Forward-Looking Language This presentation contains “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by words such as: “anticipate,” “intend,” “plan,” “goal,” “seek,” “believe,” “project,” “estimate,” “expect,” “strategy,” “future,” “likely,” “may,” “should,” “will” and similar references to future periods. Examples of forward-looking statements include, among others, our revenue and Adjusted EBITDA guidance for the second quarter, statements we make regarding our ability to improve our competitive positioning and improvement of our business momentum and business health over time once the industry begins to recover. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on our current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. Our actual results and financial condition may differ materially from those indicated in the forward-looking statements. Therefore, you should not rely on any of these forward-looking statements. Important factors that could cause our actual results and financial condition to differ materially from those indicated in the forward-looking statements include, among others, the effect of the COVID-19 pandemic on our business and the success of any measures we have taken or may take in the future in response thereto; and the risks described in the Company’s filings with the Securities and Exchange Commission, including the Company’s reports on Form 10-K and Form 10-Q. Any forward-looking statement made by us in this press release is based only on information currently available to us and speaks only as of the date on which it is made. We undertake no obligation to publicly update any forward-looking statement that may be made from time to time, whether written or oral, whether as a result of new information, future developments or otherwise.   Use of Non-GAAP Financial Information To supplement the unaudited consolidated financial statements presented in accordance with U.S. GAAP in this press release, certain non-GAAP financial measures as defined by the SEC rules are used. These non-GAAP financial measures include EBITDA, Adjusted EBITDA, adjusted net income, adjusted basic earnings per share, adjusted diluted earnings per share and free cash flow. Management believes that such information can enhance investors’ understanding of the Company’s ongoing operations.

The Business We Are In 3 We Are in the Business of Providing A Fully Integrated Suite of Software Solutions to Enterprise Food & Beverage and Lodging Operators in the Hospitality Space that Enable Memorable Experiences Across All Channels of Guest Engagement

Agilysys Overview 4 Note: All data is as of the trailing twelve months ended September 30, 2020.

We Provide Industry Leading Hospitality Solutions 5 Lodging Solutions ~271k rooms at 09/30/20 Food and Beverage Solutions ~66k end points at 09/30/20 INVENTORY & PROCUREMENT DOCUMENT MANAGEMENT PROPERTY MANAGEMENT Note: Revenue contribution figures represent percentage for the trailing twelve months ended September 30, 2020 and include an allocation of revenue amounts to our 4 core product groupings. POINT-OF-SALE Region North America APAC Plus EMEA Allocation of Total Revenue

Agilysys ARR ~ $86.1M* *Trailing twelve months ended September 30, 2020. Hospitality Market 6

Agilysys - Defining Strategy Highlights 7 100% HOSPITALITY FOCUSED OBSESSIVELY CUSTOMER-CENTRIC END-TO-END COMPREHENSIVE SOLUTION OFFERINGS MODERN CLOUD-NATIVE & ON-PREMISE OPTIONS ENGINEERING/PRODUCT DRIVEN R&D Team Strength** Jan 2017 – 230 Mar 2019 – 500 Dec 2020 – 800 >95% Customer Retention Annually 23% Increase in YOY Subscription Revenue *Note: All data is as of the trailing twelve months ended September 30, 2020. **R&D strength numbers represent approximate headcount.

India Development Center 8 Current R&D Strength = 800+ Approximately 95% of Current Employees Are Technical & Engineering Expertise Average Tenure = > 1.8 Years Currently Expanding Capacity To: 100,000 Square Feet 1,000 Employee Capacity All Agilysys Employees and Fully Engaged With Our Products

Recent Achievements Under Management Team 9

Agilysys Hospitality Product Suite 10

Gold Award Best Productivity-Enhancement Technology Agilysys rGuest Service (Cloud-Native, On-Premise Capable) Only Non-Gaming Hospitality Vendor To Win Award Global Gaming Business G2E 2020 Gaming & Technology Awards 11

We Serve Leading Hospitality Brands 12

FINANCIAL OVERVIEW

Evolving Business, Evolving P&L 14 ^Non-GAAP measure, see reconciliation on slide 26. *Trailing twelve months ended September 30, 2020.

Strong Balance Sheet 15

All numbers in thousands. Revenue - Quarterly 16 Fiscal Year is From 4/1-3/31 COVID-19 Pandemic March 2020 – Q2 FY21

Profitability Metrics - Quarterly 17 All numbers in thousands. Fiscal Year is from 4/1-3/31 ^ Non-GAAP measure, see reconciliation on slide 27. No Software Capitalization from Q2 FY19 onwards Q2’21 included inorganic COVID related temporary cost savings, including employee compensation changes and reduction of workforce Average of $2.5M in capitalized software development costs per quarter from Q1’17 to Q1’19.

Historical Financial Results 18 $23.7M software impairment All numbers in thousands. ^ Non-GAAP measure, see reconciliation on slide 26. *Trailing twelve months ended September 30, 2020.

APPENDIX

Senior Management Leading New Growth Vision

TECHNOLOGY | INNOVATION | SOLUTIONS



RAMESH SRINIVASAN - *President and Chief Executive Officer*
Ramesh is an accomplished CEO with leadership and turnaround success across multiple industries resulting in rapid and sustainable long-term growth and significant increases in shareholder value.



Dave Wood - *Chief Financial Officer*
Dave is an experienced financial and strategic leader who joined Agilysys in 2011 as controller of the Hospitality Solutions Group. Dave brings with him extensive experience in financial initiatives and strategic development with software and SaaS companies.



PRABUDDHA BISWAS - *Chief Technology Officer*
Prabuddha brings over 30 years of successful software development and innovative technology leadership to Agilysys, where his responsibilities include leadership and oversight of the Company's technology vision.



DON DEMARINIS - *Senior Vice President Sales, Americas*
Don brings extensive industry experience and success at Oracle and Micros selling hospitality technology and services to global clients across markets where he led sales increases of up to 30% per annum.

Agilysys
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SRIDHAR LAVETI - Vice President of Established Products and Customer Support Sridhar leads the product engineering and management teams for established Agilysys products and oversees customer support. He brings 25+ years of technology and management leadership across multiple industries. KYLE BADGER - Senior Vice President, General Counsel and Secretary Kyle leads the global legal and human resources teams and brings over 22 years of legal experience representing public and private companies in general corporate matters. PRAKASH BHAT - Vice President and Managing Director (India) Prakash brings 30+ years of experience in technology and management with an impressive track record of building new companies to create a strong market presence for established organizations in new locations. ANDREW COX - Managing Director (Asia Pacific) Andrew has 20+ years of experience, including significant experience with hospitality software companies, working in the Asia Pacific region bringing an extensive background in developing and executing go-to-market strategies which deliver profitable and sustainable growth. Senior Management Leading New Growth Vision 21

ROB JACKS – Chief Information Officer Rob was promoted to CIO in December 2018 and is responsible for advancing Agilysys’ internal systems and information technology processes. Rob has a reputation as a transformational executive who can deploy complex solutions with a measurable ROI. JEBA KINGSLEY - Vice President of Professional Services Jeba was hired as Vice President of Professional Services in December 2018. Jeba has more than 20 years of experience leading revenue-generating global client services organizations. Senior Management Leading New Growth Vision 22

Agilysys Omnichannel POS Solution 23 Mobile / Web: IG OnDemand Marketing & Upsell: Agilysys Engage Agilysys Analyze Any Venue: Agilysys Seat Kiosk: IG Buy Kiosk

Search & Discovery Maintenance Concierge Housekeeping Retail Golf Dining Spa Agilysys Lodging Ecosystem Partner Current Solutions Sales & Catering 24

Non-GAAP Reconciliation 25

Non-GAAP Reconciliation 26

Non-GAAP Reconciliation 27

Cash Flow 28

Santa Barbara, CA Seattle, WA Las Vegas, NV Alpharetta, GA Windsor, UK Hong Kong Manila, Philippines Singapore Kuala Lumpur, Malaysia Chennai, India Shenzhen, China Agilysys Global Footprint 29

Contact: Jessica Hennessy Sr. Manager Corporate Strategy and Investor Relations (770) 810-6116 InvestorRelations@agilysys.com